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                                  EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement No. 333-117763 on Form S-8 of Mercantile Bank Corporation of our report dated May 18, 2006, which is included in this Annual Report on Form 11-K of Mercantile Bank of Michigan 401(k) Plan for the year ended December 31, 2005.

                                        /s/ Crowe Chizek and Company LLC
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                                        Crowe Chizek and Company LLC

South Bend, Indiana
June 19, 2006